UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under “Item 3.03 Material Modification to Rights of Security Holders” is incorporated under this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders

On September 6, 2006, the Board of Directors of Northwestern Corporation (the “Company”), a Delaware corporation, approved an amendment (“Amendment No. 2”) to the Rights Agreement, dated as of December 5, 2005, as amended by Amendment No. 1, dated as of April 25, 2006 (as amended, the “Rights Agreement”), between the Company and LaSalle Bank National Association, a national banking association, as Rights Agent, to accelerate the final expiration date of the rights issued thereunder (the “Rights”) to the close of business on September 6, 2006.

Pursuant to the Rights Agreement, each share of Company common stock, $.01 par value per share, outstanding and subsequently issued has attached to it one Right representing the right to purchase from the Company, under certain circumstances specified in the Rights Agreement, a unit consisting of one one-thousandth of a share (a “Unit”) of Preferred Stock at a purchase price of $100 per Unit, subject to adjustment. As a result of Amendment No. 2, after September 6, 2006, the Rights shall no longer be outstanding and will not be exercisable.

The foregoing summary of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is set forth as Exhibit 4.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
4.1*

Amendment No. 2, dated as of September 6, 2006, to the Rights Agreement dated as of December 5, 2005, as amended by Amendment No. 1, dated as of April 25, 2006, between Northwestern Corporation and LaSalle National Bank.

99.1*	Press Release, dated September 7, 2006.

* filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	_____________________________________
Thomas J. Knapp
Vice President, General Counsel and Corporate Secretary

Date: September 7, 2006

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Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
4.1*

Amendment No. 2, dated as of September 6, 2006, to the Rights Agreement dated as of December 5, 2005, as amended by Amendment No. 1, dated as of April 25, 2006, between Northwestern Corporation and LaSalle National Bank.

99.1*	Press Release, dated September 7, 2006.

* filed herewith

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AMENDMENT NO. 2 TO RIGHTS AGREEMENT

This Amendment No. 2 to Rights Agreement (this “Amendment”) is entered into as of September 6, 2006, between NorthWestern Corporation, a Delaware corporation (the “Company”), and LaSalle Bank National Association, a national banking association, as Rights Agent (the “Rights Agent”), and amends the Rights Agreement dated as of December 5, 2005, as amended by Amendment No. 1 dated as of April 25, 2006, between the Company and the Rights Agent (as amended, the “Rights Agreement”).

WHEREAS, the Company desires to amend the Rights Agreement to accelerate the expiration date to September 6, 2006; and

WHEREAS, this Amendment is entered into pursuant to Section 27 of the Rights Agreement prior to the time that any Person, to the knowledge of the Company, has become an Acquiring Person.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

1.0 Defined Terms. Terms defined in the Rights Agreement and used and not otherwise defined herein shall have the meanings given to them in the Rights Agreement.

2.0 Amendment of Section 7. Paragraph (a) of Section 7 of the Rights Agreement is hereby modified and amended to read in its entirety as follows:

"(a)       Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Close of Business on September 6, 2006 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof or (iv) immediately prior to the Effective Time (as defined in the Merger Agreement)."

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3.0 Ratification of Rights Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.0 Miscellaneous. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed an original and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Rights Agreement to be duly executed as of the day and year first above written.

NORTHWESTERN CORPORATION

By:	/s/ Michael J. Hanson
____________________________
Name: Michael J. Hanson
Title: President and Chief Executive Officer

LASALLE BANK NATIONAL ASSOCIATION,
solely as Rights Agent herein under and not within its
individual capacity,

By:	/s/ Joseph Pellicore
____________________________
Name: Joseph Pellicore
Title: Assistant Vice President

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NorthWestern Corporation d/b/a NorthWestern Energy 125 S. Dakota Avenue Sioux Falls, SD 57104-6403 www.northwesternenergy.com
News Release FOR IMMEDIATE RELEASE	NASDAQ-GS: NWEC

Media Contact: Claudia Rapkoch (866) 622-8081 claudia.rapkoch@northwestern.com	Investor Relations Contact: Dan Rausch (605) 978-2902 daniel.rausch@northwestern.com

NorthWestern Corporation Announces Termination of Poison Pill

Effective September 6, 2006

SIOUX FALLS, S.D. – Sept. 7, 2006 – NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ-GS: NWEC) today announced that the company’s board of directors has voted to terminate the company’s stockholder rights plan, commonly referred to as a “poison pill.” Originally scheduled to expire on the earlier of December 5, 2015, or immediately prior to the effective time of the merger with Babcock & Brown Infrastructure Limited, the stockholder rights plan has been amended to accelerate the expiration date to September 6, 2006, effectively terminating the plan as of that date.

About NorthWestern Energy

NorthWestern Energy is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 628,500 customers in Montana, South Dakota and Nebraska. More information on NorthWestern Energy is available on the Company's Web site at www.northwesternenergy.com.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  These statements are based upon our current expectations and speak only as of the date hereof.  Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to:

•

the effect of the definitive agreement to sell NorthWestern to Babcock & Brown Infrastructure Limited (BBI), including the consummation of the transaction or the termination of the definitive agreement due to a number of factors, including the failure to obtain regulatory approvals or to satisfy other customary closing conditions;

•	our ability to avoid or mitigate adverse rulings or judgments against us in our pending litigation;

•	unanticipated changes in availability of trade credit, usage, commodity prices, fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation

– More –

NorthWestern Corporation Announces Termination of Poison Pill

September 7, 2006

problems or other developments, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;

•

unscheduled generation outages or forced reductions in output, maintenance or repairs which may reduce revenues and increase cost of sales or may require additional capital expenditures or other increased operating costs;

•	adverse changes in general economic and competitive conditions in our service territories; and

•

potential additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators could have a material adverse effect on our liquidity, results of operations and financial condition.

Our Annual Report on Form 10-K, recent and forthcoming Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition.  We undertake no obligation to revise or publicly update any forward-looking statements for any reason.

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